Exhibit 99.2

Second-Quarter 2024 Detailed Supplemental Information

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	14,811	12,351	14,250	14,729	56,141	13,848	13,620			27,468
Equity in earnings of affiliates	499	412	388	421	1,720	421	403			824
Gain (loss) on dispositions	93	(1)	108	28	228	93	(5)			88
Other income (loss)	114	122	120	129	485	114	118			232
Total Revenues and Other Income	15,517	12,884	14,866	15,307	58,574	14,476	14,136			28,612

Costs and Expenses
Purchased commodities	6,138	4,616	5,543	5,678	21,975	5,334	4,858			10,192
Production and operating expenses	1,779	1,886	1,995	2,033	7,693	2,015	2,164			4,179
Selling, general and administrative expenses	159	205	169	172	705	178	164			342
Exploration expenses	138	83	92	85	398	112	102			214
Depreciation, depletion and amortization	1,942	2,010	2,095	2,223	8,270	2,211	2,334			4,545
Impairments	1	—	11	2	14	—	34			34
Taxes other than income taxes	576	512	536	450	2,074	555	536			1,091
Accretion on discounted liabilities	68	68	68	79	283	80	80			160
Interest and debt expense	188	179	194	219	780	205	198			403
Foreign currency transactions (gain) loss	(44)	(14)	55	95	92	(18)	9			(9)
Other expenses	10	(23)	8	7	2	(4)	(2)			(6)
Total Costs and Expenses	10,955	9,522	10,766	11,043	42,286	10,668	10,477			21,145
Income (loss) before income taxes	4,562	3,362	4,100	4,264	16,288	3,808	3,659			7,467
Income tax provision (benefit)	1,642	1,130	1,302	1,257	5,331	1,257	1,330			2,587
Net Income (loss)	2,920	2,232	2,798	3,007	10,957	2,551	2,329			4,880

Net Income Per Share of Common Stock (dollars)
Basic	2.38	1.84	2.33	2.53	9.08	2.16	1.99			4.15
Diluted	2.38	1.84	2.32	2.52	9.06	2.15	1.98			4.14

Weighted-Average Common Shares Outstanding (in thousands)*
Basic	1,220,228	1,207,443	1,196,641	1,187,144	1,202,757	1,177,921	1,168,198			1,173,410
Diluted	1,223,355	1,210,342	1,199,746	1,189,903	1,205,675	1,180,320	1,170,299			1,175,595
*Ending Common Shares Outstanding is 1,161,250 as of June 30, 2024, compared with 1,169,534 as of March 31, 2024.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	567	510	606	737	2,420	468	495			963

Lower 48	2,378	1,581	2,257	2,008	8,224	1,766	1,626			3,392

Canada	8	43	125	252	428	236	347			583

Europe, Middle East and North Africa	1,244	982	893	1,135	4,254	1,081	917			1,998

Asia Pacific	582	451	509	462	2,004	517	539			1,056

Other International	1	(5)	1	(10)	(13)	(1)	3			2

Corporate and Other	(218)	(200)	(291)	(320)	(1,029)	(259)	(268)			(527)

Consolidated	4,562	3,362	4,100	4,264	16,288	3,808	3,659			7,467

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
EFFECTIVE INCOME TAX RATES

Alaska*	26.7%	27.0%	26.1%	26.4%	26.5%	26.1%	27.4%			26.8%

Lower 48	22.1%	22.2%	21.1%	20.4%	21.4%	21.8%	22.6%			22.2%

Canada	21.9%	26.6%	(48.6)%	29.5%	6.1%	23.6%	24.6%			24.2%

Europe, Middle East and North Africa	70.6%	73.1%	71.7%	73.0%	72.1%	71.9%	72.5%			72.2%

Asia Pacific	10.3%	14.1%	8.9%	(27.3)%	2.1%	0.9%	17.8%			9.5%

Other International	—%	—%	756.2%	18.8%	(0.2)%	7.7%	—%			(3.1)%

Corporate and Other	(11.3)%	75.9%	(14.3)%	38.3%	20.2%	33.8%	7.2%			20.2%

Consolidated	36.0%	33.6%	31.8%	29.5%	32.7%	33.0%	36.3%			34.6%
*Alaska including taxes other than income taxes.	42.3%	41.1%	40.8%	32.9%	39.0%	42.5%	42.5%			42.5%

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	416	372	448	542	1,778	346	360			706

Lower 48	1,852	1,230	1,781	1,598	6,461	1,381	1,259			2,640

Canada	6	32	186	178	402	180	261			441

Europe, Middle East and North Africa	365	264	253	307	1,189	304	251			555

Asia Pacific	522	387	465	587	1,961	512	444			956

Other International	1	(4)	(2)	(8)	(13)	(1)	3			2

Corporate and Other	(242)	(49)	(333)	(197)	(821)	(171)	(249)			(420)

Consolidated	2,920	2,232	2,798	3,007	10,957	2,551	2,329			4,880

SPECIAL ITEMS

Alaska	—	—	—	—	—	—	—			—

Lower 48	—	—	100	—	100	66	—			66

Canada	—	—	92	—	92	—	—			—

Europe, Middle East and North Africa	—	—	—	—	—	—	—			—

Asia Pacific	—	—	52	203	255	76	—			76

Other International	—	—	—	—	—	—	—			—

Corporate and Other	—	—	(47)	(58)	(105)	—	—			—

Consolidated	—	—	197	145	342	142	—			142
Detailed reconciliation of these items is provided on page 5.

ADJUSTED EARNINGS

Alaska	416	372	448	542	1,778	346	360			706

Lower 48	1,852	1,230	1,681	1,598	6,361	1,315	1,259			2,574

Canada	6	32	94	178	310	180	261			441

Europe, Middle East and North Africa	365	264	253	307	1,189	304	251			555

Asia Pacific	522	387	413	384	1,706	436	444			880

Other International	1	(4)	(2)	(8)	(13)	(1)	3			2

Corporate and Other	(242)	(49)	(286)	(139)	(716)	(171)	(249)			(420)

Consolidated	2,920	2,232	2,601	2,862	10,615	2,409	2,329			4,738

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	26.7%	27.0%	26.1%	26.4%	26.5%	26.1%	27.4%			26.8%

Lower 48	22.1%	22.2%	22.3%	20.4%	21.8%	21.7%	22.6%			22.1%

Canada	21.9%	26.6%	24.5%	29.5%	27.6%	23.6%	24.6%			24.2%

Europe, Middle East and North Africa	70.6%	73.1%	71.7%	73.0%	72.1%	71.9%	72.5%			72.2%

Asia Pacific	10.3%	14.1%	19.1%	16.7%	14.8%	15.6%	17.8%			16.7%

Other International	—%	—%	756.2%	18.8%	(0.2)%	7.7%	—%			(3.1)%

Corporate and Other	(11.3)%	75.9%	(23.1)%	43.5%	20.2%	33.8%	7.2%			20.2%

Consolidated	36.0%	33.6%	36.0%	34.0%	35.0%	35.3%	36.3%			35.8%

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
DETAILED SPECIAL ITEMS

Alaska
Total	—	—	—	—	—	—	–			—

Lower 48
Gain (loss) on asset sales	—	—	94	—	94	86	–			86
Subtotal before income taxes	—	—	94	—	94	86	–			86
Income tax provision (benefit)	—	—	(6)	—	(6)	20	–			20
Total	—	—	100	—	100	66	–			66

Canada
Income tax provision (benefit)¹	—	—	(92)	—	(92)	—	–			—
Total	—	—	92	—	92	—	–			—

Europe, Middle East and North Africa
Total	—	—	—	—	—	—	–			—

Asia Pacific
Income tax provision (benefit)²	—	—	(52)	(203)	(255)	(76)	–			(76)
Total	—	—	52	203	255	76	–			76

Other International
Total	—	—	—	—	—	—	–			—

Corporate and Other
Gain (loss) on CAD FX derivative	—	—	(59)	(73)	(132)	—	–			—
Subtotal before income taxes	—	—	(59)	(73)	(132)	—	–			—
Income tax provision (benefit)	—	—	(12)	(15)	(27)	—	–			—
Total	—	—	(47)	(58)	(105)	—	–			—

Total Company	—	—	197	145	342	142	–			142
¹Includes a tax adjustment in 3Q23 related to closure of an audit.
²Includes a tax adjustment in 3Q23 and 1Q24 related to Malaysia deepwater investment tax incentive and 4Q23 adjustment related to reversal of a tax reserve.

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	6,974	5,735	8,830	5,635	5,635	5,574	4,294			4,294
Short-term investments	1,635	1,080	616	971	971	487	1,723			1,723
Accounts and notes receivable	5,280	4,517	5,658	5,461	5,461	5,444	5,285			5,285
Accounts and notes receivable—related parties	16	14	13	13	13	14	22			22
Inventories	1,258	1,236	1,326	1,398	1,398	1,443	1,447			1,447
Prepaid expenses and other current assets	953	919	738	852	852	759	963			963
Total Current Assets	16,116	13,501	17,181	14,330	14,330	13,721	13,734			13,734
Investments and long-term receivables	8,197	8,618	8,731	9,130	9,130	9,132	9,304			9,304
Net properties, plants and equipment	65,090	65,452	65,561	70,044	70,044	69,907	70,226			70,226
Other assets	2,038	2,034	2,178	2,420	2,420	2,588	2,730			2,730
Total Assets	91,441	89,605	93,651	95,924	95,924	95,348	95,994			95,994

Liabilities
Accounts payable	5,078	4,597	5,119	5,083	5,083	5,101	5,065			5,065
Accounts payable—related parties	22	29	24	34	34	37	91			91
Short-term debt	1,317	879	881	1,074	1,074	1,113	1,312			1,312
Accrued income and other taxes	2,847	1,692	1,919	1,811	1,811	2,116	2,016			2,016
Employee benefit obligations	420	552	691	774	774	405	516			516
Other accruals	1,869	1,799	1,704	1,229	1,229	1,391	1,324			1,324
Total Current Liabilities	11,553	9,548	10,338	10,005	10,005	10,163	10,324			10,324
Long-term debt	15,266	15,565	18,182	17,863	17,863	17,304	17,040			17,040
Asset retirement obligations and accrued environmental costs	6,324	6,357	6,425	7,220	7,220	7,141	7,238			7,238
Deferred income taxes	7,927	8,038	8,325	8,813	8,813	8,776	8,927			8,927
Employee benefit obligations	1,007	981	956	1,009	1,009	967	990			990
Other liabilities and deferred credits	1,581	1,585	1,680	1,735	1,735	1,672	1,730			1,730
Total Liabilities	43,658	42,074	45,906	46,645	46,645	46,023	46,249			46,249

Equity
Common stock issued
Par value	21	21	21	21	21	21	21			21
Capital in excess of par	61,100	61,169	61,262	61,303	61,303	61,300	61,381			61,381
Treasury stock	(61,904)	(63,217)	(64,529)	(65,640)	(65,640)	(66,974)	(68,005)			(68,005)
Accumulated other comprehensive income (loss)	(6,027)	(5,925)	(5,961)	(5,673)	(5,673)	(5,917)	(5,961)			(5,961)
Retained earnings	54,593	55,483	56,952	59,268	59,268	60,895	62,309			62,309
Total Equity	47,783	47,531	47,745	49,279	49,279	49,325	49,745			49,745
Total Liabilities and Equity	91,441	89,605	93,651	95,924	95,924	95,348	95,994			95,994

	2023					2024
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	2,920	2,232	2,798	3,007	10,957	2,551	2,329			4,880
Depreciation, depletion and amortization	1,942	2,010	2,095	2,223	8,270	2,211	2,334			4,545
Impairments	1	—	11	2	14	—	34			34
Dry hole costs and leasehold impairments	68	34	49	11	162	19	29			48
Accretion on discounted liabilities	68	68	68	79	283	80	80			160
Deferred taxes	324	165	264	392	1,145	87	124			211
Distributions more (less) than income from equity affiliates	491	161	268	44	964	308	56			364
(Gain) loss on dispositions	(93)	1	(108)	(28)	(228)	(93)	5			(88)
Other	(35)	28	23	(236)	(220)	(66)	76			10
Net working capital changes	(283)	(845)	(23)	(231)	(1,382)	(112)	(148)			(260)
Net Cash Provided by Operating Activities	5,403	3,854	5,445	5,263	19,965	4,985	4,919			9,904

Cash Flows from Investing Activities
Capital expenditures and investments	(2,897)	(2,923)	(2,545)	(2,883)	(11,248)	(2,916)	(2,969)			(5,885)
Working capital changes associated with investing activities	208	(122)	(261)	205	30	169	4			173
Acquisition of businesses, net of cash acquired	—	—	—	(2,724)	(2,724)	49	—			49
Proceeds from asset dispositions	188	238	187	19	632	173	5			178
Net sales (purchases) of investments	1,065	484	311	(487)	1,373	405	(1,199)			(794)
Other	(12)	7	(76)	18	(63)	(21)	8			(13)
Net Cash Used in Investing Activities	(1,448)	(2,316)	(2,384)	(5,852)	(12,000)	(2,141)	(4,151)			(6,292)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(43)	(64)	2,651	(136)	2,408	(505)	(58)			(563)
Issuance of company common stock	(97)	2	38	5	(52)	(61)	4			(57)
Repurchase of company common stock	(1,700)	(1,300)	(1,300)	(1,100)	(5,400)	(1,325)	(1,021)			(2,346)
Dividends paid	(1,488)	(1,350)	(1,337)	(1,408)	(5,583)	(924)	(915)			(1,839)
Other	2	(13)	(23)	—	(34)	(10)	(53)			(63)
Net Cash Used in Financing Activities	(3,326)	(2,725)	29	(2,639)	(8,661)	(2,825)	(2,043)			(4,868)

Effect of Exchange Rate Changes	(104)	(58)	12	51	(99)	(73)	4			(69)

Net Change in Cash, Cash Equivalents and Restricted Cash	525	(1,245)	3,102	(3,177)	(795)	(54)	(1,271)			(1,325)
Cash, cash equivalents and restricted cash at beginning of period	6,694	7,219	5,974	9,076	6,694	5,899	5,845			5,899
Cash, Cash Equivalents and Restricted Cash at End of Period	7,219	5,974	9,076	5,899	5,899	5,845	4,574			4,574
Restricted cash is included in the "Other assets" line of our Consolidated Balance Sheet.

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	406	363	371	565	1,705	720	691			1,411

Lower 48	1,704	1,653	1,521	1,609	6,487	1,616	1,649			3,265

Canada	136	92	117	111	456	152	131			283

Europe, Middle East and North Africa	209	358	267	277	1,111	219	227			446

Asia Pacific	63	79	103	109	354	45	90			135

Other International	—	—	—	—	—	—	—			—

Corporate and Other	379	378	166	212	1,135	164	181			345
Total Capital Expenditures and Investments	2,897	2,923	2,545	2,883	11,248	2,916	2,969			5,885
Capitalized interest included in total capital expenditures and investments	26	39	45	43	153	50	58			108

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,792	1,805	1,806	1,902	1,826	1,902	1,945			1,923

Crude Oil (MBD)
Consolidated operations	926	918	914	936	923	928	942			934
Equity affiliates	11	13	13	13	13	16	13			15
Total	937	931	927	949	936	944	955			949

NGL (MBD)
Consolidated operations	264	275	283	293	279	271	287			279
Equity affiliates	7	8	8	8	8	8	8			8
Total	271	283	291	301	287	279	295			287

Bitumen (MBD)
Consolidated operations	69	66	64	125	81	129	133			131
Total	69	66	64	125	81	129	133			131

Natural Gas (MMCFD)
Consolidated operations	1,922	1,896	1,889	1,954	1,916	2,035	2,123			2,079
Equity affiliates	1,166	1,251	1,252	1,207	1,219	1,267	1,247			1,257
Total	3,088	3,147	3,141	3,161	3,135	3,302	3,370			3,336

Industry Prices
Crude Oil ($/BBL)
WTI	76.13	73.78	82.26	78.32	77.62	76.96	80.57			78.76
WCS	51.31	58.62	69.36	56.43	58.93	57.57	66.96			62.27
Brent dated	81.27	78.39	86.76	84.05	82.62	83.24	84.94			84.09
JCC ($/BBL)	100.49	87.19	84.04	83.08	88.70	92.29	84.19			88.24
Natural Gas ($/MMBTU)
Henry Hub first of month	3.44	2.09	2.54	2.88	2.74	2.25	1.89			2.07

Average Realized Prices
Total ($/BOE)	60.86	54.50	60.05	58.21	58.39	56.60	56.56			56.58

Crude Oil ($/BBL)
Consolidated operations	77.60	74.18	83.22	80.83	78.97	78.67	81.31			80.00
Equity affiliates	80.97	75.10	78.73	79.23	78.45	76.94	80.34			78.47
Total	77.65	74.19	83.15	80.80	78.96	78.64	81.30			79.98

NGL ($/BBL)
Consolidated operations	24.97	20.05	22.52	21.22	22.12	23.35	21.84			22.57
Equity affiliates	57.71	43.62	39.53	49.59	47.09	52.09	49.83			51.00
Total	25.84	20.72	23.01	21.97	22.82	24.25	22.60			23.40

Bitumen ($/BBL)
Consolidated operations	29.49	41.01	57.85	42.34	42.15	44.30	54.59			49.44
Total	29.49	41.01	57.85	42.34	42.15	44.30	54.59			49.44

Natural Gas ($/MCF)
Consolidated operations	5.65	2.89	3.29	3.75	3.89	2.91	1.88			2.39
Equity affiliates	9.95	8.23	7.73	8.03	8.46	8.26	7.98			8.12
Total	7.30	5.04	5.06	5.41	5.69	5.02	4.22			4.61

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Exploration Expenses ($ Millions)
Dry holes	49	23	37	—	109	19	25			44
Leasehold impairment	19	11	12	11	53	—	4			4
Total noncash expenses	68	34	49	11	162	19	29			48
Other (G&A, G&G and lease rentals)	70	49	43	74	236	93	73			166
Total exploration expenses	138	83	92	85	398	112	102			214

U.S. exploration expenses	108	51	29	37	225	66	42			108
International exploration expenses	30	32	63	48	173	46	60			106

DD&A ($ Millions)
Alaska	260	267	259	275	1,061	324	321			645
Lower 48	1,319	1,407	1,489	1,507	5,722	1,432	1,557			2,989
Canada	91	84	89	156	420	158	166			324
Europe, Middle East and North Africa	153	139	134	161	587	180	175			355
Asia Pacific	113	108	117	117	455	110	107			217
Other International	—	—	—	—	—	—	—			—
Corporate and Other	6	5	7	7	25	7	8			15
Total DD&A	1,942	2,010	2,095	2,223	8,270	2,211	2,334			4,545

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	179	176	165	174	173	180	170			175
Lower 48	561	565	572	576	569	553	575			564
Canada	6	6	8	15	9	18	17			17
Norway	70	65	60	63	64	68	68			68
Libya	47	48	48	48	48	50	51			50
Europe, Middle East and North Africa	117	113	108	111	112	118	119			118
China	34	32	31	31	32	32	34			33
Malaysia	29	26	30	29	28	27	27			27
Asia Pacific	63	58	61	60	60	59	61			60
Total consolidated operations	926	918	914	936	923	928	942			934
Equity affiliates	11	13	13	13	13	16	13			15
Total	937	931	927	949	936	944	955			949

NGL (MBD)
Consolidated operations
Alaska	18	16	14	15	16	14	14			14
Lower 48	239	252	263	269	256	247	264			255
Canada	3	3	3	5	3	6	6			6
Norway	4	4	3	4	4	4	3			4
Europe, Middle East and North Africa	4	4	3	4	4	4	3			4
Total consolidated operations	264	275	283	293	279	271	287			279
Equity affiliates	7	8	8	8	8	8	8			8
Total	271	283	291	301	287	279	295			287

Bitumen (MBD)
Canada	69	66	64	125	81	129	133			131
Total	69	66	64	125	81	129	133			131

Natural Gas (MMCFD)
Consolidated operations
Alaska	42	34	36	39	38	42	36			39
Lower 48	1,418	1,478	1,490	1,440	1,457	1,479	1,597			1,539
Canada	64	58	57	82	65	100	121			110
Norway	313	256	235	313	279	329	301			315
Libya	29	30	29	29	29	29	27			28
Europe, Middle East and North Africa	342	286	264	342	308	358	328			343
Malaysia	56	40	42	51	48	56	41			48
Asia Pacific	56	40	42	51	48	56	41			48
Total consolidated operations	1,922	1,896	1,889	1,954	1,916	2,035	2,123			2,079
Equity affiliates	1,166	1,251	1,252	1,207	1,219	1,267	1,247			1,257
Total	3,088	3,147	3,141	3,161	3,135	3,302	3,370			3,336

Total (MBOED)
Consolidated operations
Alaska	204	198	185	195	195	201	190			196
Lower 48	1,036	1,063	1,083	1,086	1,067	1,046	1,105			1,075
Canada	89	85	85	158	104	170	176			173
Norway	126	112	102	119	115	127	121			124
Libya	52	53	53	53	53	55	56			55
Europe, Middle East and North Africa	178	165	155	172	168	182	177			179
China	34	32	31	31	32	32	34			33
Malaysia	38	33	37	38	36	36	34			35
Asia Pacific	72	65	68	69	68	68	68			68
Total consolidated operations	1,579	1,576	1,576	1,680	1,602	1,667	1,716			1,691
Equity affiliates	213	229	230	222	224	235	229			232
Total	1,792	1,805	1,806	1,902	1,826	1,902	1,945			1,923

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	82.22	76.09	86.98	87.25	83.05	83.59	86.44			85.08
Lower 48	74.36	72.06	80.75	77.43	76.19	75.51	78.72			77.14
Canada	65.07	59.40	70.83	66.32	66.19	64.40	68.90			66.57
Norway	85.34	80.39	87.27	85.35	84.56	85.36	83.96			84.74
Libya	80.41	78.65	87.74	85.92	83.07	84.11	85.44			84.73
Europe, Middle East and North Africa	83.52	79.64	87.45	85.60	83.96	84.83	84.62			84.74
China	76.93	75.27	84.71	84.53	80.35	80.59	82.16			81.47
Malaysia	89.99	83.92	92.63	92.64	90.11	89.40	91.70			90.56
Asia Pacific	83.50	78.64	89.10	87.47	84.79	85.05	86.47			85.81
Total consolidated operations	77.60	74.18	83.22	80.83	78.97	78.67	81.31			80.00
Equity affiliates	80.97	75.10	78.73	79.23	78.45	76.94	80.34			78.47
Total	77.65	74.19	83.15	80.80	78.96	78.64	81.30			79.98

NGL ($/BBL)
Consolidated operations
Lower 48	24.58	19.61	22.03	20.93	21.73	22.67	21.57			22.10
Canada	29.02	17.11	26.26	30.28	26.13	35.47	27.01			31.23
Norway	47.91	37.06	43.08	38.48	41.13	46.32	39.60			43.99
Europe, Middle East and North Africa	47.91	37.06	43.08	38.48	41.13	46.32	39.60			43.99
Total consolidated operations	24.97	20.05	22.52	21.22	22.12	23.35	21.84			22.57
Equity affiliates	57.71	43.62	39.53	49.59	47.09	52.09	49.83			51.00
Total	25.84	20.72	23.01	21.97	22.82	24.25	22.60			23.40

Bitumen ($/BBL)
Canada	29.49	41.01	57.85	42.34	42.15	44.30	54.59			49.44
Total	29.49	41.01	57.85	42.34	42.15	44.30	54.59			49.44

Natural Gas ($/MCF)
Consolidated operations
Alaska	4.58	4.38	4.40	4.48	4.47	3.91	4.03			3.96
Lower 48	2.92	1.43	2.24	1.93	2.12	1.57	0.32			0.92
Canada	4.64	0.56	0.67	1.27	1.80	1.01	0.36			0.66
Norway	18.04	11.32	10.07	12.70	13.33	9.02	9.89			9.44
Libya	7.67	6.67	5.86	5.78	6.49	6.39	6.23			6.31
Europe, Middle East and North Africa	17.18	10.83	9.61	12.12	12.68	8.81	9.59			9.18
Malaysia	4.30	4.10	3.77	3.60	3.95	3.68	3.98			3.81
Asia Pacific	4.30	4.10	3.77	3.60	3.95	3.68	3.98			3.81
Total consolidated operations	5.65	2.89	3.29	3.75	3.89	2.91	1.88			2.39
Equity affiliates	9.95	8.23	7.73	8.03	8.46	8.26	7.98			8.12
Total	7.30	5.04	5.06	5.41	5.69	5.02	4.22			4.61

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(242)	(49)	(333)	(197)	(821)	(171)	(249)			(420)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(90)	(86)	(91)	(93)	(360)	(93)	(89)			(182)
Corporate G&A expenses	(90)	(96)	(87)	(84)	(357)	(105)	(78)			(183)
Technology*	6	(11)	(14)	(15)	(34)	(24)	(44)			(68)
Other	(68)	144	(141)	(5)	(70)	51	(38)			13
Total	(242)	(49)	(333)	(197)	(821)	(171)	(249)			(420)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(214)	(218)	(239)	(262)	(933)	(255)	(256)			(511)
Capitalized interest*	26	39	45	43	153	50	58			108
Interest revenue	95	97	110	101	403	101	95			196
Total	(93)	(82)	(84)	(118)	(377)	(104)	(103)			(207)
*Capitalized interest represents interest from external borrowings which is capitalized on major projects with an expected construction period of one year or longer.

Debt
Total debt ($ Millions)	16,583	16,444	19,063	18,937	18,937	18,417	18,352			18,352
Debt-to-capital ratio (%)	26%	26%	29%	28%	28%	27%	27%			27%

Equity ($ Millions)	47,783	47,531	47,745	49,279	49,279	49,325	49,745			49,745

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGLs	Natural Gas Liquids
WCS	Western Canadian Select
WTI	West Texas Intermediate

Units of Measurement
BBL	Barrel
BOE	Barrel of Oil Equivalent
MMBBL	Million of Barrels
MBD	Thousand of Barrels per Day
MBOED	Thousand of Barrels of Oil Equivalent per Day
MCF	Thousand Cubic Feet
MMBTU	Million British Thermal Units
MMCFD	Million Cubic Feet per Day